FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 29, 2002

(Date of report)

NATIONAL PROCESSING, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-11905	61-1303983

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1231 Durrett Lane, Louisville, Kentucky	40213

(Address of principal executive offices)	(Zip Code)

(502) 315-2000

(Registrant’s telephone number, including area code)

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Item 5. Other Events

On May 29, 2002, the Registrant issued a News Release with respect to closing its Mexican operations and exiting its airline debit and credit card transaction contracts.

Reference is made to the News Release, dated May 29, 2002, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.	Financial Statements, Pro forma Financial Information and Exhibits

(a)	FINANCIAL STATEMENT OF BUSINESS ACQUIRED: None

(b)	PRO FORMA FINANCIAL INFORMATION: None

(c)	EXHIBITS:
99.1 News Release, dated May 29, 2002

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2002	NATIONAL PROCESSING, INC. (Registrant) By: /s/ Carlton E. Langer Name: Carlton E. Langer Title: Secretary

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